                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                              ___________________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      ------------------------------------


       Date of Report (Date of earliest event reported): OCTOBER 2, 1997


                          U.S. XPRESS ENTERPRISES, INC.
                    ------------------------------------------------
             (Exact name of registrant as specified in its charter)


        NEVADA                       0-24806                      62-1378182
------------------------      ---------------------          -------------------
(State of incorporation)      (Commission File No.)             (IRS Employer
                                                             Identification No.)


             2931 SOUTH MARKET STREET, CHATTANOOGA, TENNESSEE 37410
           ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                  (423) 697-7377
              ------------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 8.   CHANGE IN FISCAL YEAR
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          On October 2, 1997, the Board of Directors of U.S. Xpress Enterprises,
Inc. (the "Company") adopted a new fiscal year end of December 31. The Company's fiscal year end previously ended on March 31. The change will be effective December 31, 1997. The Company intends to file an Annual Report on Form 10-K for the nine month transition period ended December 31, 1997.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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            ( c )   Exhibits

          No.       Description
          ---       -----------

          99        Press Release of the Company dated October 15, 1997.


                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 16, 1997                    U.S. XPRESS ENTERPRISES, INC.

                              By: /s/ Patrick E. Quinn
                                  ---------------------------------------------
                                  President and Co-Chairman of the Board